AMENDMENT NUMBER TWO
                                          TO
                              AVONDALE INDUSTRIES, INC.
                                     PENSION PLAN




               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Pension Plan (the "Plan") effective September 1, 1985; said Plan has been amended from time to time; said Plan was amended and restated effective January 1, 1989 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan to clarify the calculation of the retirement income under the Pension Plan for certain Participants who have previously received all or a portion of their Avondale ESOP Account and to remove the recordkeeping requirement for leased employees who are excluded from participation.

               NOW, THEREFORE, as authorized by Section 11.1,  the  Plan is
          hereby   amended,   effective  January  1,  1996,  unless  stated
          otherwise, as follows:

                                          I.

               Section  1.1,  Accrued   Benefit,  is  amended  to  add  the
          following at the end of the second paragraph:

                              If a Participant who was a divisional or former divisional employee referred to above received an allocation under the Avondale ESOP, and if any or all of such Participant's Avondale ESOP Account is distributed to such Participant prior to the Participant's commencement of benefits under the Plan, then for purposes of calculating the Accrued Benefit under the provisions of the Prior Plan the following provisions apply:

                         a.the value of the distributed ESOP Account, as described in (b) below, for purposes of determining the amount of his Accrued Benefit under the Prior Plan as of his Early or Normal Retirement Date, will be added to his remaining ESOP Account before calculating the annuitized value of his ESOP Account, and

                         b.The value of the distributed ESOP Account is determined by using the market price for the shares and other assets held in such Account as of the close of business on the last trading day of the month following the month the Participant received a distribution(s) from his ESOP Account. This initial value is increased for assumed investment return at the rate of 7% per annum for each year and completed month from the date of the distribution of all or a portion of the ESOP Account to the Participant's Early or Normal Retirement Date under the Plan.

                                         II.

               Section 1.17 of Article I, Employee, is amended to delete the following sentence:

          A leased employee as described in Section 414(n)(2) of the Code shall be considered an Employee but shall not be considered a Participant under this Plan; provided, however, that any leased employee who subsequently becomes a Participant shall have his previous service as a leased employee used in calculating his Year of Service under the Plan.

                                         III.

               Section 2.1 of Article II, Eligible Class, is amended to add an "and" after the sentence at (d) and to add the following (e):

                         (e)he is not providing services to a Participating Employer under a contract with an unrelated employer.

               EXECUTED in multiple originals in Avondale, Louisiana, this 19th day of April, 1996.
          ----        ------

          WITNESSES:                         AVONDALE INDUSTRIES, INC

          /s/ JACKIE H. WALKER               BY: /s/ THOMAS M. KITCHEN
          --------------------                   ---------------------
                                                 Thomas M. Kitchen,
          /s/ B. L. HICKS                         Secretary
          ---------------

                                    ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Two to the Avondale Industries, Inc. Pension Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

                                             /s/ THOMAS M. KITCHEN
                                             ---------------------
                                             Thomas M. Kitchen




          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 19th DAY
                         ----
          OF April, 1996.
             -----

          /s/ A. BLOMKALNS
          ----------------

          NOTARY PUBLIC
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